CAMDEN PROPERTY TRUST ANNOUNCES SECOND QUARTER 2025 OPERATING RESULTS

Houston, Texas (July 31, 2025) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and six months ended June 30, 2025. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), Core Funds from Operations ("Core FFO"), and Core Adjusted Funds from Operations (“Core AFFO”) for the three and six months ended June 30, 2025 are detailed below. A reconciliation of EPS to FFO, Core FFO, and Core AFFO is included in the financial tables accompanying this press release.

	Three Months Ended June 30,		Six Months Ended June 30,
Per Diluted Share	2025	2024	2025	2024
EPS (1)	$0.74	$0.40	$1.10	$1.17
FFO	$1.67	$1.71	$3.37	$3.37
Core FFO	$1.70	$1.71	$3.42	$3.41
Core AFFO	$1.43	$1.44	$3.01	$2.94

	Three Months Ended	2Q25 Guidance	2Q25 Guidance
Per Diluted Share	June 30, 2025	Midpoint	Variance
EPS (1)	$0.74	$0.29	$0.45
FFO	$1.67	$1.67	$0.00
Core FFO	$1.70	$1.69	$0.01
(1) The Company's EPS included approximately $0.43 per diluted share due to the gain on sale of an operating property for three and six months ended June 30, 2025.

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	2Q25 vs. 2Q24	2Q25 vs. 1Q25	2025 vs. 2024
Revenues	1.0%	0.8%	0.9%
Expenses	2.4%	3.2%	1.5%
Net Operating Income ("NOI")	0.2%	(0.6)%	0.6%

Same Property Results	2Q25	2Q24	1Q25
Occupancy	95.6%	95.3%	95.4%

For 2025, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2024, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Effective (1)	2Q25	2Q24	1Q25
Effective New Lease Rates	(2.1)%	(2.5)%	(3.1)%
Effective Renewal Rates	3.7%	3.4%	3.3%
Effective Blended Lease Rates	0.7%	0.1%	(0.1)%
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.

Occupancy, Bad Debt and Turnover Data	2Q25	2Q24	1Q25
Occupancy	95.6%	95.3%	95.4%
Bad Debt	0.6%	0.8%	0.6%
Annualized Gross Turnover	51%	53%	40%
Annualized Net Turnover	39%	42%	31%

Development Activity
During the quarter, lease-up was completed at Camden Woodmill Creek in Spring, TX. Additionally, leasing continued at Camden Durham in Durham, NC, Camden Long Meadow Farms in Richmond, TX, and Camden Village District in Raleigh, NC.

Development Communities - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 7/28/2025
Camden Durham	Durham, NC	420	$145.4	95%
Camden Long Meadow Farms	Richmond, TX	188	72.5	75%
Total		608	$217.9

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 7/28/2025
Camden Village District	Raleigh, NC	369	$138.0	37%
Camden South Charlotte	Charlotte, NC	420	163.0
Camden Blakeney	Charlotte, NC	349	154.0
Camden Nations	Nashville, TN	393	184.0
Total		1,531	$639.0

Acquisition and Disposition Activity
During the quarter, the Company acquired Camden Clearwater, a 360-apartment home community located in the Tampa, FL metropolitan area for approximately $138.7 million. Also during the quarter, the Company disposed of a 337-apartment home community in Houston, TX for $60.0 million and recognized a gain of approximately $47.3 million. Subsequent to quarter-end, the Company disposed of two operating communities that operated as one dual-phased community in Houston, TX and one operating community in Dallas, TX comprising a total of 626 apartment homes for approximately $113.5 million.

Liquidity Analysis
As of June 30, 2025, Camden had approximately $717.5 million of liquidity comprised of approximately $33.1 million in cash and cash equivalents, and approximately $684.4 million of availability under its unsecured credit facility and commercial paper program. At quarter-end, the Company had approximately $312.2 million left to fund under its existing wholly-owned development pipeline.

Earnings Guidance
Camden updated its earnings guidance for 2025 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for third quarter 2025 as detailed below. Expected EPS excludes gains, if any, from future real estate transactions.

	3Q25	2025	2025 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$1.01 - $1.05	$2.33 - $2.43	$2.38	$1.16	$1.22
FFO	$1.64 - $1.68	$6.65 - $6.75	$6.70	$6.68	$0.02
Core FFO(1)	$1.67 - $1.71	$6.76 - $6.86	$6.81	$6.78	$0.03
(1) The Company's 2025 core FFO guidance excludes approximately $0.11 per share of non-core charges for legal costs and settlements and expensed transaction pursuit costs.

	2025	2025 Midpoint
Same Property Growth Guidance	Range	Current	Prior	Change
Revenues	0.50% - 1.50%	1.00%	1.00%	0.00%
Expenses	2.00% - 3.00%	2.50%	3.00%	(0.50)%
NOI	(0.75%) - 1.25%	0.25%	0.00%	0.25%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2025 financial outlook including key assumptions for same property growth and a reconciliation of expected EPS to expected FFO and expected Core FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, August 1, 2025 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061; Passcode: 5716111
Webcast: https://investors.camdenliving.com

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns and operates 173 properties containing 59,046 apartment homes across the United States. Upon completion of 4 properties currently under development, the Company’s portfolio will increase to 60,577 apartment homes in 177 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 18 consecutive years, most recently ranking #18. For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
OPERATING DATA

Property revenues (a)	$396,509	$387,150	$787,074	$770,291

Property expenses
Property operating and maintenance	93,031	90,126	182,729	179,170
Real estate taxes	50,641	48,763	100,363	98,264
Total property expenses	143,672	138,889	283,092	277,434

Non-property income
Fee and asset management	2,633	2,606	5,120	3,890
Interest and other income	68	1,598	78	3,366
Income on deferred compensation plans	8,350	1,073	9,548	6,892
Total non-property income	11,051	5,277	14,746	14,148

Other expenses
Property management	9,699	9,846	19,594	19,240
Fee and asset management	641	475	1,312	918
General and administrative	21,183	18,154	39,891	34,847
Interest	35,375	32,227	69,165	64,764
Depreciation and amortization	152,108	145,894	301,360	290,696
Expense on deferred compensation plans	8,350	1,073	9,548	6,892
Total other expenses	227,356	207,669	440,870	417,357

Loss on early retirement of debt	—	—	—	(921)
Gain on sale of operating property	47,293	—	47,293	43,806
Income from continuing operations before income taxes	83,825	45,869	125,151	132,533
Income tax expense	(1,231)	(1,059)	(1,790)	(1,964)
Net income	82,594	44,810	123,361	130,569
Net Income allocated to non-controlling interests	(1,924)	(1,893)	(3,869)	(3,763)
Net income attributable to common shareholders	$80,670	$42,917	$119,492	$126,806

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$82,594	$44,810	$123,361	$130,569
Other comprehensive income
Unrealized gain on cash flow hedging activities	—	—	—	85
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	351	361	702	1,450
Comprehensive income	82,945	45,171	124,063	132,104
Net income allocated to non-controlling interests	(1,924)	(1,893)	(3,869)	(3,763)
Comprehensive income attributable to common shareholders	$81,021	$43,278	$120,194	$128,341

PER SHARE DATA

Total earnings per common share - basic	$0.74	$0.40	$1.10	$1.17
Total earnings per common share - diluted	0.74	0.40	1.10	1.17

Weighted average number of common shares outstanding:
Basic	108,636	108,406	108,584	108,556
Diluted	109,400	108,424	108,636	108,577

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended June 30, 2025, we recognized $396.5 million of property revenue which consisted of approximately $352.4 million of rental revenue and approximately $44.1 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $387.2 million recognized for the three months ended June 30, 2024, made up of approximately $344.6 million of rental revenue and approximately $42.6 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the six months ended June 30, 2025, we recognized $787.1 million of property revenue which consisted of approximately $700.7 million of rental revenue and approximately $86.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to the $770.3 million of property revenue recognized for the six months ended June 30, 2024, made up of approximately $686.2 million of rental revenue and approximately $84.1 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $11.6 million and $10.5 million for the three months ended June 30, 2025 and 2024, respectively and was $23.0 million and $21.2 million for the six months ended June 30, 2025 and 2024, respectively.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$80,670	$42,917	$119,492	$126,806
Real estate depreciation and amortization	148,886	142,895	295,054	284,742
Income allocated to non-controlling interests	1,924	1,893	3,869	3,763
Gain on sale of operating property	(47,293)	—	(47,293)	(43,806)
Funds from operations	$184,187	$187,705	$371,122	$371,505

Less: Casualty-related expenses, net of recoveries (a)	(1,099)	(1,587)	(969)	(64)
Plus: Severance (b)	—	—	—	506
Plus: Legal costs and settlements (b)	2,311	1,114	4,183	1,966
Plus: Loss on early retirement of debt	—	—	—	921
Plus: Expensed transaction, development, and other pursuit costs (b)	2,082	660	2,963	660
Plus: Other miscellaneous items (a)	76	—	76	—
Core funds from operations	$187,557	$187,892	$377,375	$375,494

Less: Recurring capitalized expenditures (c)	(29,968)	(29,595)	(46,066)	(51,620)

Core adjusted funds from operations	$157,589	$158,297	$331,309	$323,874

PER SHARE DATA
Funds from operations - diluted	$1.67	$1.71	$3.37	$3.37
Core funds from operations - diluted	1.70	1.71	3.42	3.41
Core adjusted funds from operations - diluted	1.43	1.44	3.01	2.94
Distributions declared per common share	1.05	1.03	2.10	2.06

Weighted average number of common shares outstanding:
FFO/Core FFO/Core AFFO - diluted	110,269	110,018	110,230	110,171

PROPERTY DATA
Total operating properties (end of period) (d)	176	172	176	172
Total operating apartment homes in operating properties (end of period) (d)	59,672	58,250	59,672	58,250
Total operating apartment homes (weighted average)	59,633	58,244	59,353	58,290

.

(a) Non-core adjustment generally recorded within Property NOI.

(b) Non-core adjustment generally recorded within General and Administrative Expenses.

(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(d) Includes joint ventures and properties held for sale, if any.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024
ASSETS
Real estate assets, at cost
Land	$1,789,207	$1,763,468	$1,722,526	$1,718,185	$1,716,515
Buildings and improvements	11,763,017	11,550,852	11,319,460	11,222,261	11,148,312
	13,552,224	13,314,320	13,041,986	12,940,446	12,864,827
Accumulated depreciation	(5,128,622)	(5,011,583)	(4,867,422)	(4,725,152)	(4,582,440)
Net operating real estate assets	8,423,602	8,302,737	8,174,564	8,215,294	8,282,387
Properties under development and land	380,437	403,657	401,542	418,209	439,758
Total real estate assets	8,804,039	8,706,394	8,576,106	8,633,503	8,722,145
Accounts receivable – affiliates	8,889	8,950	8,991	8,993	9,903
Other assets, net (a)	262,100	239,999	234,838	262,339	245,625
Cash and cash equivalents	33,091	26,182	21,045	31,234	93,932
Restricted cash	11,454	11,607	11,164	11,112	7,969
Total assets	$9,119,573	$8,993,132	$8,852,144	$8,947,181	$9,079,574

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,495,487	$3,405,255	$3,155,233	$3,121,499	$3,222,569
Secured	330,476	330,416	330,358	330,299	330,241
Accounts payable and accrued expenses	206,018	195,197	215,179	221,880	212,247
Accrued real estate taxes	91,954	46,192	78,529	131,693	90,702
Distributions payable	116,007	115,983	113,549	113,505	113,506
Other liabilities (b)	219,635	212,871	212,107	214,027	183,377
Total liabilities	4,459,577	4,305,914	4,104,955	4,132,903	4,152,642

Equity
Common shares of beneficial interest	1,157	1,157	1,158	1,158	1,157
Additional paid-in capital	5,941,893	5,936,982	5,930,729	5,927,477	5,924,608
Distributions in excess of net income attributable to common shareholders	(1,007,075)	(973,416)	(897,931)	(826,725)	(710,633)
Treasury shares	(350,166)	(351,092)	(359,732)	(359,989)	(359,975)
Accumulated other comprehensive income (c)	1,676	1,325	974	641	283
Total common equity	4,587,485	4,614,956	4,675,198	4,742,562	4,855,440
Non-controlling interests	72,511	72,262	71,991	71,716	71,492
Total equity	4,659,996	4,687,218	4,747,189	4,814,278	4,926,932
Total liabilities and equity	$9,119,573	$8,993,132	$8,852,144	$8,947,181	$9,079,574

(a) Includes net deferred charges of:	$1,953	$2,730	$2,675	$3,244	$3,703

(b) Includes deferred revenues of:	$692	$760	$767	$830	$894

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain on cash flow hedging activities.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains and losses on dispositions of real estate, impairment write-downs of certain real estate assets, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies.

Core FFO

Core FFO represents FFO as further adjusted for Non-Core Adjustments. We consider Core FFO to be a helpful supplemental measure of operating performance as it excludes certain items which by their nature are not comparable period over period and therefore tends to obscure actual operating performance. Our definition of Core FFO may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs.

Core Adjusted FFO

In addition to FFO & Core FFO, we compute Core Adjusted FFO ("Core AFFO") as a supplemental measure of operating performance. Core AFFO is calculated utilizing Core FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to Core FFO and Core AFFO is provided below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net income attributable to common shareholders	$80,670	$42,917	$119,492	$126,806
Real estate depreciation and amortization	148,886	142,895	295,054	284,742
Income allocated to non-controlling interests	1,924	1,893	3,869	3,763
Gain on sale of operating property	(47,293)	—	(47,293)	(43,806)
Funds from operations	$184,187	$187,705	$371,122	$371,505

Less: Casualty-related expenses, net of recoveries	(1,099)	(1,587)	(969)	(64)
Plus: Severance	—	—	—	506
Plus: Legal costs and settlements	2,311	1,114	4,183	1,966
Plus: Loss on early retirement of debt	—	—	—	921
Plus: Expensed transaction, development, and other pursuit costs	2,082	660	2,963	660
Plus: Miscellaneous other items	76	—	76	—
Core funds from operations	$187,557	$187,892	$377,375	$375,494

Less: Recurring capitalized expenditures	(29,968)	(29,595)	(46,066)	(51,620)

Core adjusted funds from operations	$157,589	$158,297	$331,309	$323,874

Weighted average number of common shares outstanding:
EPS diluted	109,400	108,424	108,636	108,577
FFO/Core FFO/ Core AFFO diluted	110,269	110,018	110,230	110,171

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Reconciliation of FFO, Core FFO, and Core AFFO per share

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Total Earnings Per Common Share - Diluted	$0.74	$0.40	$1.10	$1.17
Real estate depreciation and amortization	1.35	1.29	2.67	2.57
Income allocated to non-controlling interests	0.01	0.02	0.03	0.03
Gain on sale of operating property	(0.43)	—	(0.43)	(0.40)
FFO per common share - Diluted	$1.67	$1.71	$3.37	$3.37

Less: Casualty-related expenses, net of recoveries	(0.01)	(0.02)	(0.01)	—
Plus: Severance	—	—	—	—
Plus: Legal costs and settlements	0.02	0.01	0.03	0.02
Plus: Loss on early retirement of debt	—	—	—	0.01
Plus: Expensed transaction, development, and other pursuit costs	0.02	0.01	0.03	0.01
Plus: Miscellaneous other items	—	—	—	—
Core FFO per common share - Diluted	$1.70	$1.71	$3.42	$3.41

Less: Recurring capitalized expenditures	(0.27)	(0.27)	(0.41)	(0.47)

Core AFFO per common share - Diluted	$1.43	$1.44	$3.01	$2.94

Expected FFO & Core FFO

Expected FFO and Core FFO is calculated in a method consistent with historical FFO and Core FFO, and is considered appropriate supplemental measures of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO and expected Core FFO per diluted share is provided below:

	3Q25	Range	2025	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$1.01	$1.05	$2.33	$2.43
Expected real estate depreciation and amortization	1.38	1.38	5.45	5.45
Expected income allocated to non-controlling interests	0.04	0.04	0.09	0.09
Expected (gain) on sale of operating properties	(0.79)	(0.79)	(1.22)	(1.22)
Expected FFO per share - diluted	$1.64	$1.68	$6.65	$6.75
Anticipated Adjustments to FFO	0.03	0.03	0.11	0.11
Expected Core FFO per share - diluted	$1.67	$1.71	$6.76	$6.86

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less total property expenses. NOI is further detailed in the Components of Property NOI schedules on page 11 of the supplement. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. Our definition of NOI may differ from other REITs and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of net income to net operating income is provided below:

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Net income	$82,594	$44,810	$123,361	$130,569
Less: Fee and asset management income	(2,633)	(2,606)	(5,120)	(3,890)
Less: Interest and other income	(68)	(1,598)	(78)	(3,366)
Less: Income on deferred compensation plans	(8,350)	(1,073)	(9,548)	(6,892)
Plus: Property management expense	9,699	9,846	19,594	19,240
Plus: Fee and asset management expense	641	475	1,312	918
Plus: General and administrative expense	21,183	18,154	39,891	34,847
Plus: Interest expense	35,375	32,227	69,165	64,764
Plus: Depreciation and amortization expense	152,108	145,894	301,360	290,696
Plus: Expense on deferred compensation plans	8,350	1,073	9,548	6,892
Plus: Loss on early retirement of debt	—	—	—	921
Less: Gain on sale of operating property	(47,293)	—	(47,293)	(43,806)
Plus: Income tax expense	1,231	1,059	1,790	1,964
NOI	$252,837	$248,261	$503,982	$492,857

"Same Property" Communities	$241,000	$240,431	$483,414	$480,682
Non-"Same Property" Communities	7,121	3,065	12,501	5,530
Development and Lease-Up Communities	1,611	354	3,003	487
Disposition/Other	3,105	4,411	5,064	6,158
NOI	$252,837	$248,261	$503,982	$492,857

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

EBITDAre and Adjusted EBITDAre

Earnings Before Interest, Taxes, Depreciation, and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre are supplemental measures of our financial performance. EBITDAre is calculated in accordance with the definition adopted by NAREIT as earnings before interest, taxes, depreciation and amortization plus or minus losses and gains from the sale of certain real estate assets, including gains/losses on change of control, plus impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures.

Adjusted EBITDAre represents EBITDAre as further adjusted for non-core items. The Company considers EBITDAre and Adjusted EBITDAre to be appropriate supplemental measures of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions, and impairment write-downs of certain real estate assets. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter results or 2 for 6 month results. A reconciliation of net income to EBITDAre and adjusted EBITDAre is provided below:

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Net income	$82,594	$44,810	$123,361	$130,569
Plus: Interest expense	35,375	32,227	69,165	64,764
Plus: Depreciation and amortization expense	152,108	145,894	301,360	290,696
Plus: Income tax expense	1,231	1,059	1,790	1,964
Less: Gain on sale of operating property	(47,293)	—	(47,293)	(43,806)
EBITDAre	$224,015	$223,990	$448,383	$444,187

Less: Casualty-related expenses, net of recoveries	(1,099)	(1,587)	(969)	(64)
Plus: Severance	—	—	—	506
Plus: Legal costs and settlements	2,311	1,114	4,183	1,966
Plus: Loss on early retirement of debt	—	—	—	921
Plus: Expensed transaction, development, and other pursuit costs	2,082	660	2,963	660
Plus: Miscellaneous other items	76	—	76	—
Adjusted EBITDAre	$227,385	$224,177	$454,636	$448,176
Annualized Adjusted EBITDAre	$909,540	$896,708	$909,272	$896,352

Net Debt to Annualized Adjusted EBITDAre

The Company believes Net Debt to Annualized Adjusted EBITDAre to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net Debt and computes the ratio to Adjusted EBITDAre for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Unsecured notes payable	$3,514,627	$3,220,334	$3,459,357	$3,232,903
Secured notes payable	330,456	330,222	330,426	330,194
Total average debt	3,845,083	3,550,556	3,789,783	3,563,097
Less: Average cash and cash equivalents	(18,145)	(54,686)	(15,223)	(60,347)
Net debt	$3,826,938	$3,495,870	$3,774,560	$3,502,750

Net Debt to Annualized Adjusted EBITDAre:

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Net debt	$3,826,938	$3,495,870	$3,774,560	$3,502,750
Annualized Adjusted EBITDAre	909,540	896,708	909,272	896,352
Net Debt to Annualized Adjusted EBITDAre	4.2x	3.9x	4.2x	3.9x